Exhibit 10.2

International Banking Group

IRREVOCABLE STANDBY LETTER OF CREDIT NO: SB260118

DATE: JUNE 15, 2006

BENEFICIARY:	APPLICANT:
QUAD CITY BANK AND TRUST COMPANY,	BIOSOURCE AMERICA, INC.
AS ESCROW AGENT, 3551 7TH STREET,	2777 ALLEN PARKWAY #800
SUITE 100, MOLINE, IL 61265-9973	HOUSTON, TX 77019-9129

AMOUNT: USD3,000,000.00 (UNITED STATES
DOLLARS THREE MILLION AND NO/100)	EXPIRY DATE: OCTOBER 1, 2006
AT OUR COUNTERS

WE HEREBY OPEN OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SB260118 (“LETTER OF CREDIT”) IN YOUR FAVOR, WHICH IS AVAILABLE AT SIGHT UP TO THE AMOUNT OF USD3,000,000.00 (THE “MAXIMUM AMOUNT”), UPON PRESENTATION OF THE FOLLOWING DOCUMENTS:

A)   THIS ORIGINAL LETTER OF CREDIT AND ANY SUBSEQUENT AMENDMENT(S). ALL AMENDMENT(S) MUST INDICATE WHETHER THEY ARE ACCEPTED OR REFUSED BY THE BENEFICIARY AT TIME OF DRAWING, AND

B)    BENEFICIARY’S STATEMENT, ON ITS LETTERHEAD, COMPLETED, DATED AND SIGNED BY AN AUTHORIZED INDIVIDUAL STATING: “THE AMOUNT REQUESTED IS PAYABLE PURSUANT TO SECTION 5 OF THAT CERTAIN ESCROW AGREEMENT BY AND AMONG QUAD CITY BANK AND TRUST COMPANY, AS ESCROW AGENT, KENOSHA BEEF INTERNATIONAL, LTD., BIOSOURCE AMERICA, INC. AND CLINTON COUNTY BIO ENERGY, LLC. WE ARE DRAWING FOR USD              , UNDER LETTER OF CREDIT NO. SB260118 PROVIDED THAT SUCH AMOUNT SHALL NOT EXCEED USD3,000,000.00. PLEASE WIRE PROCEEDS TO US; QUAD CITY BANK AND TRUST COMPANY, AS ESCROW AGENT.”

MULTIPLE DRAWINGS ARE ALLOWED. IF A DRAWING IS PRESENTED AND PAID, THE ORIGINAL LETTER OF CREDIT WILL BE ENDORSED AND RETURNED TO YOU. IF YOUR DRAWING EXHAUSTS THE MAXIMUM AMOUNT, WE WILL RETAIN THE LETTER OF CREDIT.

THIS LETTER OF CREDIT SHALL BE SURRENDERED TO STERLING BANK.  THIS LETTER OF CREDIT IS INTENDED TO SERVE AS “SUBSTITUTE COLLATERAL” FOR THE LETTER OF CREDIT ISSUED BY M&I MARSHALL & ILSLEY BANK, AS PROVIDED IN SECTION 6 OF THE ESCROW AGREEMENT.  IF YOU RETURN THIS ORIGINAL LETTER OF CREDIT AND AMENDMENT(S) PRIOR TO THE THEN CURRENT EXPIRATION DATE WITH YOUR INTENT TO TERMINATE SAME, IT MUST BE ACCOMPANIED BY YOUR ORIGINALLY SIGNED LETTER, ADDRESSED AND SENT DIRECTLY TO STERLING BANK, INDICATING YOU NO LONGER REQUIRE THIS LETTER OF CREDIT NO. SB260118 OF OUR OBLIGATION HEREUNDER.

THIS LETTER OF CREDIT SETS FORTH IN FULL OUR UNDERTAKING, AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMPLIFIED OR LIMITED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO IN THIS LETTER OF CREDIT, EXCEPT ONLY THE UNIFORM CUSTOMS AND PRACTICE REFERRED TO HEREIN, AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN ANY REFERENCE TO A DOCUMENT, INSTRUMENT OR AGREEMENT.

THIS CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES ISP98.

STERLING BANK

BY:	/s/ Anna Rodriguez
AUTHORIZED SIGNATURE

840 Gessner, Suite 150 • Houston, Texas 77024	Member FDIC